Long-Term Debt	12 Months Ended
Aug. 25, 2017
Debt Disclosure [Abstract]
Long-Term Debt
(7)	Long-Term Debt

Senior Secured Credit Agreement

On August 9, 2017, SMART Worldwide, SMART Modular Technologies (Global), Inc., or Global, and SMART Modular entered into a Second Amended and Restated Credit Agreement (together with all related documents, as amended from time to time, the Amended Credit Agreement) with certain lenders which amended and restated that certain Amended and Restated Credit Agreement dated as of November 5, 2016 (the ARCA), which had amended and restated that certain Credit Agreement dated as of August 26, 2011 (the Original Credit Agreement). The Company’s subsidiaries named as borrowers in the Amended Credit Agreement and certain other subsidiaries that entered into a guarantee with respect to the Amended Credit Agreement, are collectively referred to as the Loan Parties and together with SMART Malaysia, the Credit Group. The Amended Credit Agreement provides for $165 million of term loans with a maturity date of August 9, 2022, and $50 million of revolving loans with a maturity date of February 9, 2021 (the Initial Revolver Maturity Date) which revolving loan maturity date automatically extends to February 9, 2022 if the total leverage ratio of the Credit Group is less than 3.0:1.0 on the Initial Revolver Maturity Date. SMART Global Holding is not a party to the Amended Credit Agreement.

The Amended Credit Agreement is jointly and severally guaranteed on a senior basis by certain subsidiaries of Global (excluding, among other subsidiaries, SMART Malaysia). In addition, the Amended Credit Agreement is secured by a pledge of the capital stock of, or equity interests in, most of the subsidiaries of SMART Worldwide (including, without limitation, SMART Malaysia) and by substantially all of the assets of the subsidiaries of SMART Worldwide, excluding the assets of SMART Malaysia and certain other subsidiaries.

Covenants. The Amended Credit Agreement contains various representations and warranties and affirmative and negative covenants that are usual and customary for loans of this nature including, among other things, limitations on the Credit Group’s ability to engage in certain transactions, incur debt, pay dividends, and make investments. The Amended Credit Agreement also requires that the Credit Group maintain a Secured Leverage Ratio not in excess of 3.5:1.0 as of the end of each fiscal quarter (commencing with the fiscal quarter ending November 24, 2017) and puts restrictions on the Credit Group’s ability to retain cash proceeds from the sale of certain assets with net proceeds in excess of $2 million, subject to customary six-month reinvestment rights.

Interest and Interest Rates. Loans under the Amended Credit Agreement accrue interest at a rate per annum equal to an applicable margin plus, at the borrowers’ option, either a LIBOR rate, or a base rate. The applicable margin for term loans with respect to LIBOR borrowings is 6.25% and with respect to base rate borrowings is 5.25%. The interest rate on the term loans was 7.57%, 8.25% and 8.25% as of August 25, 2017, August 26, 2016 and August 28, 2015, respectively.

The applicable margin for revolving loans adjusts every quarter based on the Secured Leverage Ratio for the most recent fiscal quarter with the applicable margin for revolving loans with respect to LIBOR borrowings ranging from 3.75% to 4.00% and the applicable margin for revolving loans with respect to base rate borrowings ranging from 2.75% to 3.00%. Prior to November 5, 2016, the effective date of the ARCA, the applicable margin was pegged to the Secured Net Leverage Ratio.

Interest on base rate loans is payable on the last day of each calendar quarter. Interest on LIBOR-based loans is payable every one, two, three, six, nine or twelve months after the date of each borrowing, dependent on the particular interest rate period selected with respect to such borrowing.

Principal Payments. The Amended Credit Agreement requires quarterly repayments of principal under the term loans equal to 2.5% of $165 million, or $4.1 million per fiscal quarter. During fiscal 2017 and 2016, the borrowers made scheduled principal payments of $11.6 million and $13.3 million, respectively.

Prepayments . The borrowers have the right at any time to make optional prepayments of the principal amounts outstanding under the Amended Credit Agreement provided that prepayments of principal which are voluntary or are made in connection with certain transactions will be subject to prepayment premiums of 3%, 2% and 1% during the first, second and third years, respectively, after the effective date of the Amended Credit Agreement.

The Amended Credit Agreement also requires certain mandatory prepayments of principal whereby the borrowers must prepay outstanding loans, subject to certain exceptions, which include, among other things:

•

75% of excess cash flow on a semi-annual basis if the total leverage ratio is greater than 1.5:1.0, (ii) 50% of excess cash flow on a semi-annual basis if the total leverage ratio is greater than 1.0:1.0 but less than or equal to 1.5:1.0 and (iii) 25% of excess cash flow on an annual basis if the secured leverage ratio is less than or equal to 1.0:1.0., which amounts will be reduced by any permitted voluntary prepayments of principal made in the applicable fiscal year;

•

100% of the net proceeds of certain asset sales or other dispositions of property of Global or any of its restricted subsidiaries, subject to limited rights to reinvest the proceeds within six months; and

•	100% of the net cash proceeds of incurrence of certain debt by Global or any of its restricted subsidiaries, other than proceeds from certain debt to be incurred under the Amended Credit Agreement.

No mandatory prepayments were required for fiscal 2017.

On November 29, 2016, the Credit Group received all required approvals from the lenders and entered into Amendment No. 4 to the Credit Agreement (Amendment 4) dated as of November 5, 2016 (the Amendment 4 Effective Date) which, among other things, adopted the ARCA. Pursuant to Amendment 4, the borrowers agreed to pay the Administrative Agent a fee in the amount of $1 million pursuant to a separate agreement and to pay a fee in the form of an additional term loan, in the amount of $5 million for the ratable account of the term lenders party to Amendment 4. Additionally, SMART Global Holdings was obligated to make an aggregate equity investment of at least $9.9 million in cash in Global, and SMART Global Holdings was obligated to issue 3,467,571 warrants (the Lender Warrants) to purchase 20% on a pro forma basis, of the then outstanding ordinary shares of SMART Global Holdings, to the term lenders party to Amendment 4, which Lender Warrants were exercisable at $0.03 per share, with 1,541,143 warrants totaling 10% of SMART Global Holdings’ then outstanding shares (the First Tranche Warrants) exercisable immediately and 1,926,428 warrants to purchase an additional 10% of SMART Global Holdings’ then outstanding shares (the Second Tranche Warrants), exercisable only if there were balances outstanding under the original term loans at the one year anniversary of the Amendment 4 Effective Date. The relative fair value of the Lender Warrants and the fees payable to the lenders in connection with the ARCA were recorded as debt discount and resulted in additional interest expense over the then amended term of the loan using the effective interest method following debt modification accounting.

Under the terms of the ARCA, the maturity date of the term loans and the revolving loans was extended from August 26, 2017, to August 26, 2019. If there were balances still outstanding on the original term loans at the one year anniversary of the Amendment 4 Effective Date, the borrowers would have been obligated to pay an additional fee to the term lenders of $5 million in cash. In addition, the ARCA increased the quarterly scheduled principal payments of term loans to $3.9 million per quarter to be paid on the last day of each fiscal quarter starting November 25, 2016. Under the ARCA, early mandatory repayments of principle were applied in the reverse order of maturity.

On June 2, 2017, SMART Global Holdings contributed $61.0 million from the proceeds of the IPO, to Global which proceeds Global in turn used to pay down the original term loans as required under the ARCA, resulted in a $6.7 million loss on early repayment of long-term debt. As of August 9, 2017, prior to the one year anniversary of the Amendment 4 Effective Date, the Credit Group entered into the Amended Credit Agreement with new term loans in the aggregate principal amount of $165 million with different lenders and the Second Tranche Warrants were terminated. The proceeds from the Amended Credit Agreement were used to fully repay and refinance the term loans under the ARCA in the principal amount of $151.0 million, which resulted in a write off of $15.2 million of original issue discount and debt issuance costs as an extinguishment loss.

Term loans under the Amended Credit Agreement were issued at a discount of 2.0% of the then outstanding principal amount of $165 million, for a discount of $3.3 million. The Company incurred $8.7 million debt issuance costs upon entering into the Amended Credit Agreement, of which $5.3 million was attributable to the term loans and recorded as a direct reduction to the face amount of the term loans, and $3.4 million was allocated to the revolving line of credit and recorded as a separate asset on the balance sheet. Debt issuance costs and debt discount related to term loans are being amortized to interest expense based on the effective interest rate method over the life of the term loans. Those fees allocated to the revolving line of credit are being amortized to interest expense ratably over the life of the revolving line of credit.

As of August 25, 2017, the outstanding principal balance of term loans under the Amended Credit Agreement was $165.0 million and there were no outstanding revolving loans. As of August 26, 2016, the outstanding principal balance of term loans under the credit agreement then in effect was $218.8 million and there were no outstanding revolving loans. The fair value of the term loans as of August 25, 2017 and August 26, 2016 was estimated to be approximately $164.2 million and $192.5 million, respectively. As of August 25, 2017 and August 26, 2016, since the Company used broker quotes from inactive markets and there were no unobservable inputs, this was treated as a Level 2 financial instrument.

BNDES Credit Agreements

In December 2013, SMART Brazil, entered into a credit facility with the Brazilian Development Bank, or BNDES (such loan the BNDES 2013 Credit Agreement). Under the BNDES 2013 Credit Agreement, a total of R$50.6 million (or $16.2 million) was made available to SMART Brazil for investments in infrastructure, research and development conducted in Brazil and acquisitions of equipment not otherwise available in the Brazilian domestic market. SMART Brazil’s obligations under the BNDES 2013 Credit Agreement are guaranteed by Banco Itaú BBA S.A., or Itaú Bank, which guarantee is in turn secured by a guarantee from SMART Brazil and SMART do Brazil and a commitment by SMART Brazil to maintain minimum cash balances with Itaú Bank equal to 11.85% of the maximum aggregate balance of principal, interest and fees outstanding under the BNDES 2013 Credit Agreement. As of both August 25, 2017 and August 26, 2016, the committed amount was R$6.0 million (or $1.9 million), which is shown on the Company’s consolidated balance sheets as restricted cash in other noncurrent assets.

Approximately half of the available debt under the BNDES 2013 Credit Agreement accrues interest at a fixed rate while the other half accrues interest at a floating rate. The facility under the BNDES 2013 Credit Agreement is a term loan fully amortizing in 48 equal monthly installments beginning on August 15, 2015 with the final principal payment being due on July 15, 2019.

As of August 25, 2017, SMART Brazil’s outstanding debt under the BNDES 2013 Credit Agreement was R$25.6 million (or $8.2 million), of which R$12.6 million (or $4.0 million) accrues interest at the fixed rate of 3.5% and R$13.0 million (or $4.2 million) of the debt accrues interest at the floating rate of 0.5% above the TJLP rate published by the Central Bank of Brazil, or BZTJLP (5.0%), combined corresponding to an overall effective interest rate of 5.5% per annum. As of August 26, 2016, SMART Brazil’s outstanding debt under the BNDES 2013 Credit Agreement was R$38.2 million (or $11.8 million), of which R$18.9 million (or $5.8 million) accrues interest at the fixed rate of 3.5% and R$19.3 million (or $6.0 million) of the debt accrues interest at the floating rate of 0.5% above the TJLP rate published by the Central Bank of Brazil, or BZTJLP (5.0%), combined corresponding to an overall effective interest rate of 5.5% per annum.

In December 2014, SMART Brazil, entered into a second credit facility with BNDES, referred to as the BNDES 2014 Credit Agreement. The BNDES 2013 Credit Agreement and the BNDES 2014 Credit Agreement are collectively referred to as the BNDES Agreements. Under the BNDES 2014 Credit Agreement, a total of R$52.8 million (or $16.9 million) was made available to SMART Brazil for research and development conducted in Brazil related to integrated circuit (IC) packaging and for acquisitions of equipment not otherwise available in the Brazilian domestic market.

SMART Brazil’s obligations under the BNDES 2014 Credit Agreement are also guaranteed by Itaú Bank, which guarantee is in turn secured by a guarantee from SMART Brazil and SMART do Brazil and a commitment by SMART Brazil to maintain minimum cash balances with Itaú Bank equal to 30.31% of the maximum aggregate balance of principal, interest and fees outstanding under the BNDES 2014 Credit Agreement, or approximately R$16.0 million (or $5.1 million) of required cash balances, which is shown on the Company’s consolidated balance sheets as restricted cash in other noncurrent assets.

The available debt under the BNDES 2014 Credit Agreement accrues interest at a fixed rate of 4% per annum. The BNDES 2014 Credit Agreement is a term loan fully amortizing in 48 equal monthly installments beginning on August 15, 2016 with the final principal payment being due on July 15, 2020.

As of August 25, 2017 and August 26, 2016, SMART Brazil’s outstanding debt under the BNDES 2014 Credit Agreement was R$39.6 million (or $12.6 million) and R$52.8 million (or $16.3 million), respectively.

While the BNDES Agreements do not include any financial covenants, they contain affirmative and negative covenants customary for loans of this nature, including, among other things, an obligation to comply with all laws and regulations; a right for BNDES to terminate the loan in the event of a change of effective control; and a prohibition against the disposition or encumbrance, without BNDES consent, of intellectual property developed with the funds from the loans. The BNDES 2013 Credit Agreement includes an obligation to draw down the entire loan within specified periods of time or pay unused commitment fees of 0.1%. The BNDES 2014 Credit Agreement required a loan fee of 0.3% of the total face amount of the loan facility.

The fair value of amounts outstanding under the BNDES Agreements as of August 25, 2017 and August 26, 2016 was estimated to be approximately $16.9 million and $19.4 million, respectively. Since the Company used broker quotes from inactive markets and there were no unobservable inputs, this was treated as a Level 2 financial instrument.

The Amended Credit agreement and the BNDES Agreements are classified as follows in the accompanying consolidating balance sheets (in thousands):

	August 25,	August 26,
	2017	2016
Term loan	$165,000	$218,760
BNDES 2013 principal balance	8,185	11,785
BNDES 2014 principal balance	12,647	16,306
Unamortized debt discount	(3,267)	(1,716)
Unamortized debt issuance costs	(5,274)	(2,432)
Net amount	177,291	242,703
Current portion of long-term debt	(22,841)	(17,116)
Long-term debt	$154,450	$225,587

The future minimum principal payments under the Amended Credit Agreement and the BNDES Agreements as of August 25, 2017 are (in thousands):

	Amended
	Credit
	Agreement	BNDES	TOTAL
Fiscal year ending August:
2018	$16,500	$8,308	$24,808
2019	16,500	8,308	24,808
2020	16,500	4,216	20,716
2021	16,500	—	16,500
2022	99,000	—	99,000
Total	$165,000	$20,832	$185,832